UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported) May 23, 2018


                             ALL AMERICAN GOLD CORP.
                             -----------------------------------------
             (Exact name of registrant as specified in its charter)

               Wyoming                    000-54008             26-0665571
 -------------------------------   --------------------      ------------------
 (State or other jurisdiction of  (Commission File Number)   (IRS Employer
   incorporation)                                          Identification No.)

  412 N. Main St., Suite 100, Buffalo, Wyoming 82834            33440-2840
  --------------------------------------------------            ----------
     (Address of principal executive offices)                  (Zip Code)

    Registrant's telephone number, including area code 562-453-7643

          700 North High School Road, Suite 203, Indianapolis, Indiana
              ---------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (ss.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Appointment of Certain Officers and Directors; Departure of Certain Officers and Directors

     On May 23, 2018, the Board of Directors received the resignation of Bill Schaefer as a director and officer of the Corporation. Mr. Schaefer's resignation was not the result of any disagreements with the Company regarding its operations, policies, practices or otherwise but rather as a result of personal and business reasons.

     The Company has appointed Arlene Joyce Meza as the new CEO/President and as the Company's sole director and officer.


Item 9.01  Financial Statements and Exhibits

      None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALL AMERICAN GOLD CORP.


Date: May 23, 2018                        By: /s/ Bill Schaefer
                                              ----------------------------
                                              Bill Schaefer
                                              President